UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2021

INTEGRAL AD SCIENCE HOLDING CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40557	83-0731995
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

95 Morton St., 8th Floor New York, NY		10014
(Address of principal executive offices)		(Zip Code)

(646) 278-4871

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	IAS	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01.	Entry into a Material Definitive Agreement.

On June 29, 2021, Integral Ad Science Holding Corp. (the “Company”) priced the initial public offering (“IPO”) of its common stock, $0.001 par value per share (the “Common Stock”), at an offering price of $18.00 per share (the “IPO Price”), pursuant to the Company’s registration statement on Form S-1 (File No. 333-256770), as amended (the “Registration Statement”). On June 29, 2021, in connection with the pricing of the IPO, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC, Jefferies LLC, Barclays Capital Inc., and Evercore Group L.L.C., as representatives (the “Representatives”) of the several underwriters identified therein (the “Underwriters”), pursuant to which the Company agreed to offer and sell 15,000,000 shares of its Common Stock (the “Firm Shares”) at the IPO Price. The Underwriters were granted a 30-day option to purchase up to an additional 2,250,000 shares of Common Stock from the Company. The IPO closed and the Firm Shares were delivered on July 2, 2021.

The Company made certain customary representations, warranties and covenants and agreed to indemnify the Underwriters against (or contribute to the payment of) certain liabilities, including liabilities under the Securities Act of 1933, as amended.

This description of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement attached hereto as Exhibit 1.1, which is hereby incorporated by reference into this Item 1.01.

In connection with the consummation of the IPO, the Company entered into a Director Nomination Agreement and a Registration Rights Agreement, each dated as of July 2, 2021, copies of which are filed herewith as Exhibits 10.1 and 4.1, respectively, and are incorporated herein by reference. The terms of these agreements are substantially the same as the terms set forth in the forms of such agreements filed as exhibits to the Registration Statement and as described therein.

Item 3.03.	Material Modifications to Rights of Security Holders.

The description in Item 5.03 below of the Certificate of Incorporation and Bylaws is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 29, 2021, Christina Lema was appointed to the Company’s board of directors. Information regarding the committees upon which Ms. Lema is expected to serve as director, related party transactions involving Ms. Lema and the compensation plan in which Ms. Lema may participate were previously reported (as defined by Rule 12b-2 under the Exchange Act of 1934, as amended) in the Registration Statement.

On or around June 29, 2021, the Company entered into indemnification agreements with its directors and executive officers in connection with the closing of the IPO. These agreements require the Company to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to the Company, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

These indemnification rights are not exclusive of any other right which an indemnified person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, the Bylaws, any agreement, or vote of stockholders or disinterested directors or otherwise.

The foregoing is only a summary of the material terms of the indemnification agreements, and is qualified in its entirety by reference to the form of indemnification agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

On June 29, 2021, the Company adopted the Integral Ad Science Holding Corp. 2021 Omnibus Incentive Plan (the “Plan”), and the Integral Ad Science Holding Corp. 2021 Employee Stock Purchase Plan (the “ESPP”), copies of which are filed as Exhibits 10.3 and 10.4, respectively, to this Current Report on Form 8-K and are incorporated by reference herein. The descriptions and forms of the Plan and the ESPP are substantially the same as the descriptions and the forms set forth in and filed as exhibits to the Registration Statement.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 29, 2021, the Company’s Certificate of Incorporation, in the form previously filed as Exhibit 3.1 to the Registration Statement, and the Company’s Bylaws, in the form previously filed as Exhibit 3.2 to the Registration Statement, became effective. The Certificate of Incorporation and the Bylaws are filed herewith as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference. The descriptions and forms of the Certificate of Incorporation and the Bylaws are substantially the same as the descriptions and forms set forth in and filed as exhibits to the Registration Statement.

Item 8.01. Other Events.

On June 29, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, among Integral Ad Science Holding Corp. and Morgan Stanley & Co. LLC, Jefferies LLC, Barclays Capital Inc., and Evercore Group L.L.C., as representatives for the underwriters named therein.

3.1	Certificate of Incorporation of Integral Ad Science Holding Corp. dated June 29, 2021.

3.2	Bylaws of Integral Ad Science Holding Corp., dated June 29, 2021.

4.1	Registration Rights Agreement, dated as of July 2, 2021, by among the Company and the other signatories party thereto.

10.1	Director Nomination Agreement, dated as of July 2, 2021, by and among the Company and the other signatories party thereto.

10.2	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.8 to the Company’s Registration Statement on Form S-1/A filed with the Securities and Exchange Commission on June 14, 2021).

10.3	Integral Ad Science Holding Corp. 2021 Omnibus Incentive Plan (incorporated by reference to Exhibit 10.3 to the Company’s Registration Statement on Form S-1 (No. 333-256770), filed with the Commission on June 14, 2021).

10.4	Integral Ad Science Holding Corp. 2021 Employee Stock Purchase Plan (incorporated by reference to Exhibit 10.4 to the Company’s Registration Statement on Form S-8 (333-257619), filed with the Commission on July 1, 2021).

99.1	Press Release dated June 29, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRAL AD SCIENCE HOLDING CORP.

Date: July 2, 2021	By:	/s/ Lisa Utzschneider
	Name:	Lisa Utzschneider
	Title:	Chief Executive Officer